Weyerhaeuser Company	Exhibit 99.2

Q2.2019 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2		Year-to-Date
in millions	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net sales	$1,643	$1,692	$2,065	$3,335	$3,930
Costs of sales	1,322	1,390	1,447	2,712	2,795
Gross margin	321	302	618	623	1,135
Selling expenses	21	21	23	42	46
General and administrative expenses	89	80	80	169	158
Research and development expenses	1	2	2	3	4
Other operating costs, net	36	13	37	49	47
Operating income	174	186	476	360	880
Non-operating pension and other postretirement benefit costs	(470)	(10)	(13)	(480)	(37)
Interest income and other	10	6	11	16	23
Interest expense, net of capitalized interest	(107)	(91)	(92)	(198)	(185)
Earnings (loss) before income taxes	(393)	91	382	(302)	681
Income taxes	104	37	(65)	141	(95)
Net earnings (loss)	$(289)	$128	$317	$(161)	$586

Per Share Information

	Q1	Q2		Year-to-Date
	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Earnings (loss) per share, basic and diluted	$(0.39)	$0.17	$0.42	$(0.22)	$0.77
Dividends paid per common share	$0.34	$0.34	$0.32	$0.68	$0.64
Weighted average shares outstanding (in thousands):
Basic	746,603	745,486	757,829	746,041	757,317
Diluted	746,603	746,232	760,533	746,041	759,992
Common shares outstanding at end of period (in thousands)	744,767	744,905	757,646	744,905	757,646

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2		Year-to-Date
in millions	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net earnings (loss)	$(289)	$128	$317	$(161)	$586
Non-operating pension and other postretirement benefit costs	470	10	13	480	37
Interest income and other	(10)	(6)	(11)	(16)	(23)
Interest expense, net of capitalized interest	107	91	92	198	185
Income taxes	(104)	(37)	65	(141)	95
Operating income	174	186	476	360	880
Depreciation, depletion and amortization	123	124	119	247	239
Basis of real estate sold	48	33	22	81	34
Special items included in operating income	20	—	20	20	28
Adjusted EBITDA(1)	$365	$343	$637	$708	$1,181

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q2.2019 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2		Year-to-Date
in millions	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net earnings (loss)	$(289)	$128	$317	$(161)	$586
Early extinguishment of debt charge(1)	9	—	—	9	—
Environmental remediation charge	—	—	—	—	21
Legal charge	15	—	—	15	—
Pension settlement charges	345	(5)	—	340	—
Product remediation charges (recoveries), net	—	—	15	—	—
Net earnings before special items(2)	$80	$123	$332	$203	$607

	Q1	Q2		Year-to-Date
	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net earnings (loss) per diluted share	$(0.39)	$0.17	$0.42	$(0.22)	$0.77
Early extinguishment of debt charge(1)	0.01	—	—	0.01	—
Environmental remediation charge	—	—	—	—	0.03
Legal charge	0.02	—	—	0.02	—
Pension settlement charges	0.47	(0.01)	—	0.46	—
Product remediation charges (recoveries), net	—	—	0.02	—	—
Net earnings per diluted share before special items(2)	$0.11	$0.16	$0.44	$0.27	$0.80

(1) During first quarter 2019, we recorded a $12 million pretax ($9 million after-tax) charge related to the early extinguishment of debt. This charge is included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net Earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net Earnings before special items should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Selected Total Company Items

	Q1	Q2		Year-to-Date
in millions	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Pension and postretirement costs:
Pension and postretirement service costs	$8	$8	$8	$16	$18
Non-operating pension and other postretirement benefit costs	470	10	13	480	37
Total company pension and postretirement costs	$478	$18	$21	$496	$55

Weyerhaeuser Company

Q2.2019 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2019	June 30, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$259	$212	$334
Receivables, less discounts and allowances	398	408	337
Receivables for taxes	163	157	137
Inventories	451	425	389
Prepaid expenses and other current assets	141	132	152
Current restricted financial investments held by variable interest entities	362	362	253
Total current assets	1,774	1,696	1,602
Property and equipment, net	1,917	1,901	1,857
Construction in progress	102	134	136
Timber and timberlands at cost, less depletion	12,586	12,516	12,671
Minerals and mineral rights, less depletion	291	288	294
Deferred tax assets	18	33	15
Other assets	444	461	312
Restricted financial investments held by variable interest entities	—	—	362
Total assets	$17,132	$17,029	$17,249

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$—	$500
Current debt (nonrecourse to the company) held by variable interest entities	302	302	302
Borrowings on line of credit	245	140	425
Accounts payable	243	271	222
Accrued liabilities	411	510	490
Total current liabilities	1,201	1,223	1,939
Long-term debt	6,156	6,153	5,419
Deferred tax liabilities	34	17	43
Deferred pension and other postretirement benefits	542	515	527
Other liabilities	398	397	275
Total liabilities	8,331	8,305	8,203
Total equity	8,801	8,724	9,046
Total liabilities and equity	$17,132	$17,029	$17,249

Weyerhaeuser Company

Q2.2019 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2		Year-to-Date
in millions	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Cash flows from operations:
Net earnings (loss)	$(289)	$128	$317	$(161)	$586
Noncash charges to earnings (loss):
Depreciation, depletion and amortization	123	124	119	247	239
Basis of real estate sold	48	33	22	81	34
Deferred income taxes, net	(123)	(43)	15	(166)	25
Pension and other postretirement benefits	478	18	21	496	55
Share-based compensation expense	9	7	9	16	18
Change in:
Receivables, less allowances	(77)	(10)	(18)	(87)	(101)
Receivables and payables for taxes	(31)	6	10	(25)	15
Inventories	(60)	28	30	(32)	(36)
Prepaid expenses and other current assets	(5)	8	4	3	(1)
Accounts payable and accrued liabilities	(82)	127	103	45	(70)
Pension and postretirement benefit contributions and payments	(14)	(13)	(16)	(27)	(32)
Other	9	(17)	(19)	(8)	1
Net cash from (used in) operations	$(14)	$396	$597	$382	$733
Cash flows from investing activities:
Capital expenditures for property and equipment	$(41)	$(71)	$(83)	$(112)	$(144)
Capital expenditures for timberlands reforestation	(18)	(13)	(14)	(31)	(34)
Proceeds from note receivable held by variable interest entities	253	—	—	253	—
Other	18	1	24	19	29
Net cash from (used in) investing activities	$212	$(83)	$(73)	$129	$(149)
Cash flows from financing activities:
Cash dividends on common shares	$(254)	$(253)	$(243)	$(507)	$(485)
Net proceeds from issuance of long-term debt	739	—	—	739	—
Payments of long-term debt	(512)	—	—	(512)	(62)
Proceeds from borrowing on line of credit	245	140	—	385	—
Payments on line of credit	(425)	(245)	—	(670)	—
Proceeds from exercise of stock options	2	2	23	4	48
Repurchases of common shares	(60)	—	—	(60)	—
Other	(8)	(4)	(1)	(12)	(8)
Net cash used in financing activities	$(273)	$(360)	$(221)	$(633)	$(507)

Net change in cash and cash equivalents	$(75)	$(47)	$303	$(122)	$77
Cash and cash equivalents at beginning of period	334	259	598	334	824
Cash and cash equivalents at end of period	$259	$212	$901	$212	$901

Cash paid during the period for:
Interest, net of amount capitalized	$127	$59	$67	$186	$172
Income taxes	$50	$1	$41	$51	$58

Weyerhaeuser Company	Timberlands Segment

Q2.2019 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations (1)

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Sales to unaffiliated customers	$431	$401	$476	$832	$966
Intersegment sales	125	131	139	256	281
Total net sales	556	532	615	1,088	1,247
Costs of sales	413	405	431	818	853
Gross margin	143	127	184	270	394
Selling expenses	1	—	—	1	1
General and administrative expenses	22	25	24	47	46
Research and development expenses	1	1	1	2	3
Other operating income, net	(1)	(1)	(2)	(2)	(6)
Operating income and Net contribution to earnings	$120	$102	$161	$222	$350

(1) In January 2019, we changed the way we report our Canadian Forestlands operations, which are primarily operated to supply Weyerhaeuser’s Canadian Wood Products manufacturing facilities. As a result, we no longer report related intersegment sales in the Timberlands segment and we will now record the minimal associated third-party log sales in the Wood Products segment. These collective transactions did not contribute any earnings to the Timberlands segment. We have conformed prior year presentations with the current year.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(2)

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Operating income	$120	$102	$161	$222	$350
Depreciation, depletion and amortization	73	73	79	146	158
Adjusted EBITDA(2)	$193	$175	$240	$368	$508

(2) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Total decrease (increase) in working capital(3)	$(24)	$46	$70	$22	$30
Cash spent for capital expenditures	$(26)	$(25)	$(29)	$(51)	$(57)

(3) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(4)

		Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Third Party	Delivered logs:
Net Sales	West	$205	$194	$262	$399	$528
(millions)	South	159	156	158	315	315
	North	29	17	20	46	45
	Total delivered logs	393	367	440	760	888
	Stumpage and pay-as-cut timber	9	10	11	19	26
	Recreational and other lease revenue	15	15	14	30	28
	Other revenue	14	9	11	23	24
	Total	$431	$401	$476	$832	$966
Delivered Logs	West	$106.92	$104.07	$132.24	$105.52	$131.91
Third Party Sales	South	$35.35	$35.45	$34.55	$35.40	$34.69
Realizations (per ton)	North	$59.68	$62.10	$64.92	$60.52	$62.59
Delivered Logs	West	1,920	1,864	1,984	3,784	4,003
Third Party Sales	South	4,499	4,400	4,560	8,899	9,070
Volumes (tons, thousands)	North	494	263	313	757	717
Fee Harvest Volumes	West	2,385	2,455	2,360	4,840	4,803
(tons, thousands)	South	6,492	6,367	6,630	12,859	13,381
	North	627	378	423	1,005	972

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q2.2019 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Net sales	$118	$81	$58	$199	$109
Costs of sales	56	39	30	95	49
Gross margin	62	42	28	104	60
General and administrative expenses	7	7	6	14	13
Operating income and Net contribution to earnings	$55	$35	$22	$90	$47

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Operating income	$55	$35	$22	$90	$47
Depreciation, depletion and amortization	3	3	3	6	7
Basis of real estate sold	48	33	22	81	34
Adjusted EBITDA(1)	$106	$71	$47	$177	$88

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Cash spent for capital expenditures	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
	Real Estate	$96	$59	$38	$155	$72
Net Sales	Energy and Natural Resources	22	22	20	44	37
(millions)	Total	$118	$81	$58	$199	$109
Acres Sold	Real Estate	38,834	47,031	16,290	85,865	38,061
Price per Acre	Real Estate	$2,424	$1,063	$2,258	$1,678	$1,847
Basis as a Percent of Real Estate Net Sales	Real Estate	50%	56%	58%	52%	47%

Weyerhaeuser Company	Wood Products Segment

Q2.2019 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations (1)

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Net sales	$1,094	$1,210	$1,531	$2,304	$2,855
Costs of sales	967	1,070	1,125	2,037	2,145
Gross margin	127	140	406	267	710
Selling expenses	19	20	22	39	43
General and administrative expenses	35	34	31	69	65
Research and development expenses	—	1	1	1	1
Other operating costs (income), net	4	4	23	8	2
Operating income and Net contribution to earnings	$69	$81	$329	$150	$599

(1)  In January 2019, we changed the way we report our Canadian Forestlands operations, which are primarily operated to supply Weyerhaeuser’s Canadian Wood Products manufacturing facilities. As a result, we will now record the minimal associated third-party log sales in the Wood Products segment. These transactions do not contribute any earnings to the Wood Products segment. We have conformed prior year presentations with the current year.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(2)

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Operating income	$69	$81	$329	$150	$599
Depreciation, depletion and amortization	46	47	36	93	72
Special items	—	—	20	—	—
Adjusted EBITDA(2)	$115	$128	$385	$243	$671

(2) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Product remediation (charges) recoveries, net	$—	$—	$(20)	$—	$—

Selected Segment Items

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Total decrease (increase) in working capital(3)	$(155)	$75	$3	$(80)	$(223)
Cash spent for capital expenditures	$(30)	$(53)	$(68)	$(83)	$(120)

(3) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Structural Lumber	Third party net sales	$444	$495	$681	$939	$1,250
(volumes presented	Third party sales realizations	$392	$388	$541	$390	$521
in board feet)	Third party sales volumes(4)	1,133	1,274	1,261	2,407	2,401
	Production volumes	1,145	1,193	1,180	2,338	2,340
Engineered Solid	Third party net sales	$116	$134	$139	$250	$268
Section	Third party sales realizations	$2,218	$2,214	$2,156	$2,216	$2,123
(volumes presented	Third party sales volumes(4)	5.2	6.1	6.4	11.3	12.6
in cubic feet)	Production volumes	5.9	6.0	6.4	11.9	12.7
Engineered	Third party net sales	$70	$86	$92	$156	$170
I-joists	Third party sales realizations	$1,709	$1,662	$1,630	$1,683	$1,609
(volumes presented	Third party sales volumes(4)	41	52	57	93	106
in lineal feet)	Production volumes	44	47	52	91	108
Oriented Strand	Third party net sales	$160	$156	$277	$316	$509
Board	Third party sales realizations	$223	$213	$367	$218	$341
(volumes presented	Third party sales volumes(4)	717	733	754	1,450	1,493
in square feet 3/8")	Production volumes	729	736	747	1,465	1,481
Softwood Plywood	Third party net sales	$44	$44	$55	$88	$105
(volumes presented	Third party sales realizations	$383	$380	$461	$382	$450
in square feet 3/8")	Third party sales volumes(4)	115	115	118	230	233
	Production volumes	98	104	105	202	202
Medium Density	Third party net sales	$38	$45	$47	$83	$90
Fiberboard	Third party sales realizations	$846	$833	$839	$839	$839
(volumes presented	Third party sales volumes(4)	44	55	55	99	106
in square feet 3/4")	Production volumes	45	61	57	106	107

(4) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q2.2019 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and postretirement costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Contribution to Earnings

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Unallocated corporate function and variable compensation expense	$(19)	$(12)	$(19)	$(31)	$(37)
Liability classified share-based compensation	(4)	—	(2)	(4)	(2)
Foreign exchange gain (loss)	(3)	2	2	(1)	—
Elimination of intersegment profit in inventory and LIFO	(5)	(5)	3	(10)	(18)
Other	(39)	(17)	(20)	(56)	(59)
Operating income (loss)	(70)	(32)	(36)	(102)	(116)
Non-operating pension and other postretirement benefit costs	(470)	(10)	(13)	(480)	(37)
Interest income and other	10	6	11	16	23
Net contribution to earnings (loss)	$(530)	$(36)	$(38)	$(566)	$(130)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Operating income (loss)	$(70)	$(32)	$(36)	$(102)	$(116)
Depreciation, depletion and amortization	1	1	1	2	2
Special items	20	—	—	20	28
Adjusted EBITDA(1)	$(49)	$(31)	$(35)	$(80)	$(86)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Environmental remediation insurance charge	$—	$—	$—	$—	$(28)
Legal charge	(20)	—	—	(20)	—
Special items included in operating income (loss)	(20)	—	—	(20)	(28)
Pension settlement charges(2)	(455)	6	—	(449)	—
Gain on sale of nonstrategic assets	—	—	—	—	—
Special items included in net contribution to earnings (loss)	$(475)	$6	$—	$(469)	$(28)

(2) During first quarter 2019, we recorded a $455 million pretax noncash settlement charge related to the transfer of pension assets and liabilities through the purchase of a group annuity contract. This charge was updated based on final pension asset and liability amounts during second quarter 2019, resulting in a $6 million pretax benefit for the quarter and a net $449 million pretax charge for year-to-date 2019.

Unallocated Selected Items

in millions	Q1.2019	Q2.2019	Q2.2018	YTD.2019	YTD.2018
Cash spent for capital expenditures	$(3)	$(6)	$—	$(9)	$(1)